CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Second Lien Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	678
Total Outstanding Loan Balance	$26,931,003*	Min	Max
Average Loan Current Balance	$39,721	$6,156	$149,788
Weighted Average Original LTV	99.3%**
Weighted Average Coupon	10.77%	7.75%	12.88%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.77%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	638
Weighted Average Age (Months)	3
% First Liens	00.0%
% Second Liens	100.0%
% Arms	0.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Adjustable rate loans will compromise approximately [$27,800,000] of the total [$800,000,100] in collateral.

**

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
7.75 - 8.00	1	74,732	0.3	7.75	100.0	790
8.01 - 8.50	1	56,690	0.2	8.23	100.0	672
8.51 - 9.00	1	58,229	0.2	8.73	100.0	727
9.01 - 9.50	8	385,506	1.4	9.45	98.5	677
9.51 - 10.00	132	6,239,920	23.2	9.81	99.4	689
10.01 - 10.50	95	4,312,960	16.0	10.33	99.3	644
10.51 - 11.00	131	4,890,742	18.2	10.80	99.5	638
11.01 - 11.50	139	4,993,035	18.5	11.30	99.2	613
11.51 - 12.00	161	5,685,841	21.1	11.80	99.0	594
12.01 - 12.50	7	203,204	0.8	12.19	99.0	592
12.51 - 12.88	2	30,147	0.1	12.85	98.9	585
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
562 - 575	2	32,217	0.1	10.77	99.0	564
576 - 600	179	6,171,617	22.9	11.70	99.1	590
601 - 625	147	5,454,642	20.3	11.20	99.2	612
626 - 650	137	5,661,945	21.0	10.67	99.6	638
651 - 675	128	5,561,615	20.7	10.08	99.0	662
676 - 700	39	1,652,517	6.1	9.91	99.9	687
701 - 725	25	1,324,888	4.9	10.01	99.3	714
726 - 750	12	621,407	2.3	9.74	98.8	735
751 - 775	6	312,916	1.2	9.98	100.0	758
776 - 790	3	137,239	0.5	8.69	100.0	789
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,156 - 50,000	511	14,358,269	53.3	10.94	99.3	631
50,001 - 100,000	144	9,831,133	36.5	10.61	99.1	643
100,001 - 149,788	23	2,741,601	10.2	10.48	99.6	653
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
86.00 - 90.00	14	620,193	2.3	11.16	89.6	621
90.01 - 95.00	62	2,220,884	8.2	10.86	94.7	633
95.01 - 100.00	602	24,089,926	89.5	10.76	99.9	639
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	660	25,963,167	96.4	10.80	99.3	637
1.00	1	23,461	0.1	10.88	100.0	606
2.00	13	767,353	2.8	10.05	99.6	663
3.00	4	177,021	0.7	10.51	98.5	586
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	608	23,577,213	87.5	10.81	99.2	635
Reduced	63	2,873,418	10.7	10.57	99.6	657
Stated Income / Stated Assets	7	480,373	1.8	10.08	100.0	662
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	678	26,931,003	100.0	10.77	99.3	638
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	77	5,930,951	22.0	10.61	98.7	647
Maryland	27	1,388,075	5.2	10.89	99.9	631
Washington	29	1,255,915	4.7	10.63	99.1	640
Florida	27	1,204,165	4.5	11.03	99.4	632
Colorado	27	1,180,692	4.4	10.75	99.8	638
Virginia	24	1,084,201	4.0	10.70	99.2	635
Missouri	38	1,054,219	3.9	10.95	99.7	627
Arizona	19	970,732	3.6	10.43	99.8	660
Texas	35	925,832	3.4	10.91	99.9	643
Illinois	26	890,547	3.3	11.03	99.2	640
Georgia	25	818,148	3.0	11.04	99.8	624
Oregon	17	691,283	2.6	10.60	98.7	656
Iowa	28	686,605	2.5	11.01	99.2	632
Pennsylvania	14	501,122	1.9	11.16	100.0	625
South Carolina	19	484,050	1.8	11.11	99.6	621
Other	246	7,864,465	29.2	10.77	99.2	633
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	571	22,855,442	84.9	10.77	99.5	638
Refinance - Rate Term	35	1,280,906	4.8	10.88	98.2	635
Refinance - Cashout	72	2,794,656	10.4	10.76	97.5	636
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Balloon 30/15	15	940,291	3.5	10.47	99.3	657
Fixed Rate	663	25,990,712	96.5	10.79	99.3	637
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	556	21,150,007	78.5	10.80	99.2	637
PUD	73	3,614,768	13.4	10.75	99.4	640
Condo	45	1,954,997	7.3	10.63	99.4	642
2 Family	4	211,231	0.8	10.36	99.3	654
Total:	678	26,931,003	100.0	10.77	99.3	638

*

Note, CLTV is employed in this calculation.